GE INSTITUTIONAL FUNDS

Core Value Equity Fund

Supplement dated September 28, 2011

To the Statutory Prospectus Dated January 28, 2011

as supplemented on March 23, 2011

and

To the Summary Prospectus Dated January 28, 2011

On September 8, 2011, the Board of Trustees of the GE Institutional Funds (the “Trust”) approved a name change for the Core Value Equity Fund. Effective September 30, 2011, the Core Value Equity Fund will change its name to the U.S. Large-Cap Core Equity Fund. Accordingly, all references in the Statutory Prospectus and the Fund’s Summary Prospectus to the “Core Value Equity Fund” are hereby changed to “U.S. Large-Cap Core Equity Fund”. The Fund’s name change will not impact the management of the Fund.

In addition, the references to the Fund in the Statutory Prospectus and the Fund’s Summary Prospectus are revised as follows:

1.	On page 6 of the Statutory Prospectus and on page 2 of the Fund’s Summary Prospectus, the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities of large-capitalization U.S. companies, such as common and preferred stocks. A U.S. company is a company that generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S., or has the principal trading market for its securities in the U.S.

The Fund invests primarily in U.S. large-cap companies (meaning companies with a market capitalization of $8 billion or more) that the portfolio managers believe are undervalued by the market but have solid growth prospects. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of its capitalization range. The portfolio managers employ a relative value approach to identify companies across all economic sectors which are undervalued relative to the market, their peers, their historical valuation or their growth rate. This approach results in a portfolio more broadly diversified across economic sectors and contrasts with other investing approaches that focus on low absolute valuations and often result in a portfolio concentrated in fewer sectors. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic events. In seeking to satisfy the Fund’s investment objective with respect to future income, the portfolio managers will also consider companies that have the potential to pay dividends in the future. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

•	low valuations in relation to their peers and the overall market

•	the potential for long-term earnings growth

•	above-average dividend yields

•	high quality management focused on generating shareholder value

•	financial strength (favorable debt ratios and other financial characteristics)

•	a catalyst such as changing industry fundamentals, introduction of a new product, a company restructuring, or a change in management

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The Fund also may invest to a lesser extent in foreign (non-U.S.) securities and debt securities. The portfolio managers may also invest in various types of derivatives to gain exposure to certain types of securities as a substitute to investing directly in such securities.

This supplement should be retained with your Prospectus and Summary Prospectus for future reference.

GE INSTITUTIONAL FUNDS

(the “Trust”)

Core Value Equity Fund

Supplement dated September 28, 2011

To the Statement of Additional Information Dated January 28, 2011

as supplemented on March 23, 2011 and May 12, 2011

On September 8, 2011, the Board of Trustees of the GE Institutional Funds (the “Trust”) approved a name change for the Core Value Equity Fund. Effective September 30, 2011, the Core Value Equity Fund will change its name to the U.S. Large-Cap Core Equity Fund. Accordingly, all references in the Statement of Additional Information to “Core Value Equity Fund” will be replaced with “U.S. Large-Cap Core Equity Fund.” The Fund’s name change will not impact the management of the Fund.

Additionally, the investment strategy for the Fund as noted on page 5 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

U.S. Large-Cap Core Equity Fund

The investment objective of the U.S. Large-Cap Core Equity Fund is long-term growth of capital and future income. The Fund seeks to achieve this objective by investing at least 80% of its net assets plus borrowings for investment purposes only, under normal circumstances, in equity securities of large-capitalization U.S. companies (meaning companies with a market capitalization of $8 billion or more), such as common and preferred stocks, measured at the time of investment. A U.S. company is a company that generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S., or has the principal trading markets for its securities in the U.S. The Fund invests primarily in U.S. companies that the portfolio managers consider to be undervalued by the market but have solid growth prospects. Undervalued securities are those securities that are undervalued relative to the market, their peers, their historical valuation or their growth rate.

This supplement should be retained with your Statement of Additional Information for future reference.